Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Income Tax Disclosure [Text Block]

NOTE 11 - INCOME TAXES

The provision for income taxes for the years ended December 31, 2022, 2021 and 2020 consist of the following:

	(in thousands)
	2022	2021	2020
Current	$(127)	$1,114	$3,711
Deferred	1,341	1,380	(789)
Total provision for income taxes	$1,214	$2,494	$2,922

The income tax provision attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 21% in 2022, 2021, and 2020:

	(in thousands)
	2022	2021	2020
Expected tax using statutory tax rate	$2,630	$3,376	$3,502
Increase (decrease) in tax resulting from:
Tax-exempt income on state and municipal securities and political subdivision loans	(790)	(619)	(472)
Tax-exempt income on life insurance contracts	(228)	(85)	(77)
Deductible dividends paid to United Bancshares, Inc. ESOP	(182)	(73)	(44)
Tax Credits	(216)	(105)
Other, net	-	-	13
Total provision for income taxes	$1,214	$2,494	$2,922

The deferred income tax provision (credit) of $1,341,000 in 2022, $1,380,000 in 2021, and ($789,000) in 2020 resulted from the tax effects of temporary differences.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2022 and 2021 are presented below:

	(in thousands)
	2022	2021
Deferred tax assets:
Allowance for loan losses	$1,977	$2,175
Deferred compensation	335	337
Alternative minimum tax credits	-	-
Nonaccrual loan interest	56	107
Deferred loan fees	193	211
Accrued vacation expense	107	-
Accrued profit sharing	211	-
Loans fair value adjustments	218	210
Unrealized loss on securities available-for sale	10,198	-
Other	86	149
Net operating loss carryforwards	278	420
Total deferred tax assets	13,659	3,609
Deferred tax liabilities:
Federal Home Loan Bank stock dividends	363	483
Unrealized gain on securities available for sale	-	1,062
Capitalized mortgage servicing rights	499	393
Fixed asset depreciation	500	830
Acquisition intangibles	1,873	1,886
Trust preferred fair value adjustment	62	67
Other	365	195
Total deferred tax liabilities	3,662	4,916
Net deferred tax assets (liabilities)	$9,997	$(1,307)

Net deferred tax assets liabilities at December 31, 2022 and 2021 are included in other assets and other liabilities in the consolidated balance sheets, respectively.

The Corporation acquired $15.0 million in federal loss carryforwards with the 2014 acquisition of OSB, which losses expire in years ranging from 2029 to 2033.  Since the use of these losses is limited to $126,000 per year under Section 382 of the Internal Revenue Code, the Corporation recorded in deferred tax assets at the time of acquisition the tax benefit of only $2.5 million of the losses that were deemed more likely than not to be utilized before expiration. The Corporation also acquired $8.9 million in federal loss carryforwards with the 2017 acquisition of Benchmark, which losses expire in years ranging from 2029 to 2036.  Under Section 382 of the Internal Revenue Code, the annual limitation on the use of these losses is $652,000 subject to other adjustments.  At December 31, 2022, $1.3 million of loss carryforwards remained from these acquisitions, resulting in a benefit of $278,000, which was reflected in deferred tax assets.

The Corporation had no unrecognized tax benefits at December 31, 2022 and 2021.  The Corporation does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months.

There was no accrued interest related to uncertain tax positions at December 31, 2022 and December 31, 2021.

The Corporation and its subsidiaries are subject to U.S. federal income tax. The Corporation and its subsidiaries are no longer subject to examination by taxing authorities for years before 2017.  There are no current federal examinations of the Corporation’s open tax years.